UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MARVELL TECHNOLOGY GROUP LTD.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of

MARVELL TECHNOLOGY GROUP LTD.

To Be Held On:

June 15, 2017 at 4:00 p.m.

at Marvell Semiconductor, Inc., 5488 Marvell Lane, Santa Clara, CA 95054

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 06/05/17.

Please visit http://www.astproxyportal.com/ast/25269/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Form of Electronic Proxy Card • Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@astfinancial.com
WEBSITE: https://us.astfinancial.com/proxyservices/requestmaterials.asp
TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
IN PERSON: You may vote your shares in person by attending the Annual Meeting.
TELEPHONE: To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1, “FOR” PROPOSALS 2 AND 4, AND FOR “1 YEAR” FOR PROPOSAL 3.	1. Election of Directors: Tudor Brown
Peter A. Feld

Richard S. Hill

Oleg Khaykin

Matthew J. Murphy

Michael Strachan

Robert E. Switz

Randhir Thakur, Ph.D.

2. An advisory (non-binding) vote to approve compensation of our named executive officers.

3. The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.

Please note that you cannot use this notice to vote by mail.

4.     The appointment of Deloitte & Touche LLP as Marvell’s auditors and independent registered accounting firm, and authorization of the audit committee, acting on behalf of Marvell’s board of directors, to fix the remuneration of the auditors and independent registered accounting firm, in both cases for the fiscal year ending February 3, 2018.

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 15, 2017

MARVELL TECHNOLOGY GROUP LTD.

Meeting Information Meeting Type: Annual Meeting For holders as of : April 19, 2017 Date: June 15, 2017 Time: 4:00 PM PDT Location: Marvell Semiconductor, Inc. 5488 Marvell Lane Santa Clara, CA 95054

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1.  Notice & Proxy Statement         2.  Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                                 1) BY INTERNET:         www.proxyvote.com

                                 2) BY TELEPHONE:     1-800-579-1639

                                 3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 01, 2017 to facilitate timely delivery.

—  How To Vote  —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.	Internal Use Only

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Voting items

The Board of Directors recommends you vote FOR the following proposal(s):

1.	Election of Directors

    Nominees

1a.	Tudor Brown

1b.	Peter A. Feld

1c.	Richard S. Hill

1d.	Oleg Khaykin

1e.	Matthew J. Murphy

1f.	Michael Strachan

1g.	Robert E. Switz

1h.	Randhir Thakur, Ph.D.

The Board of Directors recommends you vote FOR the following proposal(s):

2.	An advisory (non-binding) vote to approve compensation of our named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3.	The approval of the frequency of a shareholder vote to approve the compensation of the named executive officers.

The Board of Directors recommends you vote FOR the following proposal(s):

4.	The appointment of Deloitte & Touche LLP as Marvell’s auditors and independent registered accounting firm, and authorization of the audit committee, acting on behalf of Marvell’s board of directors, to fix the remuneration of the auditors and independent registered accounting firm, in both cases for the fiscal year ending February 3, 2018.

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Voting items Continued	Reserved for Broadridge Internal Control Information

NOTE:	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual General Meeting.

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Broadridge Internal Use Only
THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE	Job #
Envelope #
Sequence #
# of # Sequence #

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